Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                In connection with the Annual Report on Form 10-K of GP Strategies Corporation (the “Company”) for the year ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer’s knowledge:

                (1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2014

/s/ Scott N. Greenberg	/s/ Sharon Esposito-Mayer
Scott N. Greenberg	Sharon Esposito-Mayer
Chief Executive Officer	Executive Vice President and Chief Financial Officer